UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

The Greater China Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 12/31/2009

Date of reporting period: 6/30/2009

Item 1	–	Reports to Stockholders

Directors

Edward Y. Baker, Chairman

John A. Bult

John A. Hawkins

C. William Maher

Jonathan J.K.Taylor

Tak Lung Tsim

Executive Officers

Brian Corris, President

Henry Chan, Vice President

Franki Chung, Vice President

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Investment Manager

Baring Asset Management (Asia) Ltd.

19th Floor

Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

PNC Global Investment Servicing

P.O. Box 43027

Providence, Rhode Island 02940-3027

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

White & Case LLP

1155 Avenue of the Americas

New York, New York 10036

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by the independent registered public accounting firm, who did not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.

c/o Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

www.greaterchinafund.com

For shareholder account information call (800) 331-1710

Please call (toll-free) the Altman Group our Investor and Public Relations at 1-(877)-FUND-GCH.

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Fund’s CUSIP number is 39167B102

The Greater China Fund, Inc.

Semi-Annual Report

June 30, 2009

The Greater China Fund, Inc.

Interim Report of the Investment Manager

For the six months ended June 30, 2009

Overview

The Chinese equity market had a strong rally in the first six months of this year, supported by economic data which suggested that the economy was rebounding. Industrial sectors supported by policy moves from the government performed relatively well, particularly in the second quarter of 2009. The rally then became more broad-based as the period progressed.

Government policy gradually switched from fixed asset investing toward measures designed to stimulate domestic consumption. Official measures to support the property market, car and electrical appliance sales have all been implemented. With the domestic China A Share market recovering strongly, Chinese consumer confidence has shown signs of stabilization.

Performance

In net asset value terms, the Fund advanced by 35.1% during the first half of the year, compared with the MSCI Zhong Hua Index, which returned 37.0%. Over the same period, the Fund’s share price moved 34.0% higher.

The Fund underperformed the benchmark due to the underweight in defensive utilities but overweight in industrial, particularly in the first quarter of 2009. In the case of positive contributors, the Fund’s performance benefited from our decision to favor the automobile and property sectors, as well as our exposure to beneficiaries of the recovery in Chinese economic growth. A rebound in car sales helped the automobile sector to perform well during the period, as government policy took effect, while the property sector performed well as transaction volumes started to move higher again.

Early this year, we started rebuilding exposure in selected commodity stocks, which we believe are well placed to benefit from the stimulus being applied to infrastructure by the China government. Steel and coking coal companies in particular are sensitive to infrastructure demand. We have also increased the exposure to mid-cap stocks with strong earnings support. These companies have enjoyed a gradual re-rating in the market as global credit markets have stabilized.

Economic and Strategy Review

China economic data have showed signs of improvement. China’s Purchasing Managers’ Index expanded for the fourth month in a row in June, while urban fixed asset investment picked up strongly in the second quarter, helped by policy stimulus. Retail sales data remained resilient and consumer confidence showed signs of stabilizing. Power production has also turned positive again. The one area which remained weaker was exports, which found little support from a stable Renminbi.

The Greater China Fund, Inc.

Interim Report of the Investment Manager

concluded

Looking forward, we believe sustainable economic growth in China will be driven by both supportive government measures and robust domestic consumer spending. We remain positive on properties and insurance in the Fund, on the back of more data pointing to economic recovery. We have also maintained a relatively high exposure in the Fund to the commodity and materials sectors, which should benefit from the Chinese government’s stimulus package and policy moves, and continue to favor the consumer sector, which should benefit from the improvement in consumer confidence going forward.

In terms of stock selection strategy, we are emphasising earnings delivery in China, following the strong rebound of the overall market from distressed levels. The earnings visibility of the company is assessed together with the valuation and how our view is different from the market expectations. For other markets, including Hong Kong and Taiwan, we continue to focus on stock specific ideas. We believe selective sectors like technology and properties in those markets remain to be attractive on positive earning momentum.

To fund investment in the companies where we have strong conviction, we have reduced exposure to selected large cap stocks which we believe will underperform during a rally in the market. We are cautious on telecoms given the competitive environment in China.

We believe corporate earnings should start to see some positive earnings revisions starting in the second half of this year, and will eventually become the driver of the market going into next year. With favorable liquidity conditions, a stabilizing US financial market and positive fund flows, we believe the Hong Kong and China markets should continue to perform well compared with global equities.

In the medium term, we retain our positive stance on Hong Kong and China market, encouraged by what we believe is a sustainable recovery in domestic demand and an equity market valuation which has started to normalize after the global economic crisis. We remain positive on reflationary plays, consumer discretionary companies and companies benefiting from expansionary monetary and fiscal polices. With sequential improvement starting to come through in the economic numbers, we believe the Chinese equity market remains attractive, despite the strong performance.

Henry Chan & Team

Baring Asset Management (Asia) Ltd.

Hong Kong

July 21, 2009

The Fund realizes that information and visibility is important to shareholders and for this reason, the Fund makes available its corporate filings, monthly fact sheets, NAV and pricing information and news and events announcements on its website at www.greaterchinafund.com. We encourage all shareholders interested in receiving the most up-to-date information about the Fund via e-mail to visit the website’s homepage and register with the Fund’s “alert service”.

The Greater China Fund, Inc.

Top Ten Equity Holdings

As of June 30, 2009

(Unaudited)

Percentage of Net Assets
Industrial & Commercial Bank of China Ltd. “H”	4.6%
China Mobile (Hong Kong) Ltd.	4.0
China Life Insurance Co. Ltd. “H”	2.9
China Merchants Bank Co. Ltd. “H”	2.8
CNOOC Ltd.	2.5
Ping An Insurance (Group) Co. of China Ltd. “H”	2.5
Cheung Kong Holdings Ltd.	2.4
China Shenhua Energy Co. Ltd. “H”	2.4
China Construction Bank “H”	2.2
China CITIC Bank “H”	2.2

Total	28.5%

The Greater China Fund, Inc.

Industry Diversification

As of June 30, 2009

(Unaudited)

Percentage of Net Assets
EQUITIES
Automobile	0.9%
Commodities	10.3
Consumption	11.7
Energy	10.8
Financials	32.5
Machinery & Engineering	3.9
Miscellaneous	3.0
Real Estate	6.0
Technology	3.2
Telecommunication	7.3
Transportation	5.3
Utilities	1.4

TOTAL EQUITIES	96.3
SHORT-TERM INVESTMENT	2.3
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED	3.6

TOTAL INVESTMENTS	102.2
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS	(2.2)

NET ASSETS	100.0%

The Greater China Fund, Inc.

Portfolio of Investments

June 30, 2009

(Unaudited)

Shares	Description	Value (Note 1)

	EQUITIES — 96.3%

	CHINA — 69.5%
	Automobile — 0.9%
718,000	Weichai Power Co. Ltd. “H”	$2,380,965

	Commodities — 8.9%
2,760,000	Aluminum Corporation of China Ltd. “H”	2,613,970
2,582,000	Angang New Steel Co. Ltd. “H”(1)	4,284,426
352,000	Anhui Conch Cement Co. Ltd. “H”	2,202,824
3,099,000	China Metal Recycling Holdings Ltd.(2)	2,623,137
3,555,000	China National Materials Co. Ltd. “H”(2)	2,931,136
6,302,000	Sinofert Holdings Ltd.(1)	3,187,572
2,208,000	Yanzhou Coal Mining Co. Ltd. “H”	3,037,049
3,998,000	Zijin Mining Group Co. Ltd. “H”	3,616,232

		24,496,346

	Consumption — 11.7%
2,766,000	Anta Sports Products Ltd.	3,458,370
1,436,000	Bawang International(2)	440,988
2,365,000	China Mengniu Dairy Co. Ltd.(2)	5,511,177
74,700	Ctrip.com International Ltd.(ADR)	3,458,610
3,504,000	Dongfeng Motor Group Co. Ltd. “H”	2,956,905
5,736,000	Guangzhou Pharmaceutical Co. Ltd.“H”	3,086,318
56,976	Mindray Medical International Ltd. (ADR)	1,590,770
67,300	New Oriental Education & Technology Group, Inc.(ADR)(2)	4,533,328
1,766,038	Ports Design Ltd.	4,156,429
3,328,000	Xinyi Glass Holdings Co. Ltd.	2,868,503

		32,061,398

	Energy — 10.8%
4,466,000	China Oilfield Services Ltd. “H”	4,846,299
7,290,000	China Petroleum & Chemical Corp. “H”(1)	5,559,177
1,757,500	China Shenhua Energy Co. Ltd. “H”	6,474,361
5,441,000	CNOOC Ltd.	6,746,796
2,910,000	CNPC Hong Kong Ltd.	2,403,081
6,352,000	Fushan International Energy Group Ltd.(2)	3,507,921

		29,537,635

Shares	Description	Value (Note 1)

	CHINA — (continued)
	Financials — 21.3%
3,302,000	Bank of China Ltd. “H”	$1,572,168
9,152,000	China CITIC Bank “H”	5,939,905
7,847,000	China Construction Bank “H”(1)	6,085,183
1,790,000	China Everbright Ltd.	4,406,836
2,145,000	China Life Insurance Co. Ltd. “H”	7,888,014
3,388,999	China Merchants Bank Co. Ltd. “H”(1)	7,757,478
1,238,000	China Resources Land Ltd.(1)	2,744,349
17,973,000	Industrial & Commercial Bank of China Ltd. “H”	12,523,042
3,782,000	PICC Property & Casualty Co. Ltd. “H”(2)	2,610,783
994,500	Ping An Insurance (Group) Co. of China Ltd. “H”	6,730,476

		58,258,234

	Machinery & Engineering — 1.5%
1,613,000	Zhuzhou CSR Times Electric Co. Ltd. “H”	2,285,242
1,048,000	Guangzhou Shipyard International Co. Ltd. “H”	1,882,331

		4,167,573

	Real Estate — 3.0%
2,032,441	China Overseas Land & Investment Ltd.(1)	4,720,478
2,126,500	KWG Property Holding Ltd.	1,402,109
1,736,500	Sino-Ocean Land Holdings Ltd. “H”	1,987,439

		8,110,026

	Technology — 0.9%
6,938,000	Lenovo Group Ltd.(1)	2,605,090

	Telecommunication — 5.7%
1,088,000	China Mobile (Hong Kong) Ltd.	10,893,968
9,334,000	China Telecom Corp. Ltd. “H”	4,648,904

		15,542,872

	Transportation — 3.9%
2,148,000	China COSCO Holdings Co. Ltd. “H”(1)	2,558,182
1,872,000	China Shipping Development Co. Ltd. “H”(1)	2,415,468
10,304,000	China Southern Airlines Co. Ltd. “H”(2)	2,858,511
6,210,000	Tianjin Port Development Holdings Ltd.(1)	2,716,357

		10,548,518

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)

	CHINA — (concluded)
	Utilities — 0.9%
3,423,000	China Power International Development Ltd.(2)	$1,099,770
606,000	China Resources Power Holdings Co. Ltd.(1)	1,348,048

		2,447,818

	Total China	190,156,475

	HONG KONG — 20.8%
	Financials — 8.9%
2,406,500	BOC Hong Kong Holdings Ltd.	4,216,782
259,600	Hang Seng Bank Ltd.	3,651,125
228,500	Hong Kong Exchanges & Clearing Ltd.	3,558,680
1,976,000	Industrial & Commercial Bank of China (Asia) Ltd.	3,584,823
1,087,000	New World Development Co. Ltd.	1,966,405
462,000	Sun Hung Kai Properties Ltd.	5,770,492
167,500	Wing Hang Bank Ltd.	1,467,507

		24,215,814

	Machinery & Engineering — 2.4%
9,256,000	China State Construction International Holdings Ltd.	3,200,764
4,684,000	Techtronic Industries Company Ltd.	3,245,538

		6,446,302

	Miscellaneous — 3.0%
604,000	Hutchison Whampoa Ltd.	3,947,407
6,758,000	Shun Tak Holdings Ltd.(1)	4,246,613

		8,194,020

	Real Estate — 3.0%
577,000	Cheung Kong Holdings Ltd.	6,633,596
386,000	Wharf Holdings Ltd.	1,636,131

		8,269,727

	Telecommunication — 1.6%
383,600	Tencent Holdings Ltd.	4,476,954

	Transportation — 1.4%
1,243,000	MTR Corp. Ltd.	3,728,976

Shares	Description	Value (Note 1)

	HONG KONG — (concluded)
	Utilities — 0.5%
208,500	CLP Holdings Ltd.	$1,382,817

	Total Hong Kong	56,714,610

	SINGAPORE — 1.9%
	Financials — 1.9%
3,359,000	Yanlord Land Group Ltd.	5,314,616

	TAIWAN — 4.1%
	Commodities — 1.4%
2,567,600	Far Eastern Textile Ltd.	2,973,752
273,000	Taiwan Fertilizer Co. Ltd.	810,430

		3,784,182

	Financials — 0.4%
1,306,000	Fubon Financial Holding Co. Ltd.	1,222,012

	Technology — 2.3%
1,833,000	Innolux Display Corp.	2,243,065
199,000	Largan Precision Co. Ltd.	2,104,633
789,000	Novatek Microelectronics Corp. Ltd.	1,885,328

		6,233,026

	Total Taiwan	11,239,220

	Total Equities (cost $226,514,903)	263,424,921

Units

	RIGHTS
	Utilities
60,599	China Resources Power Holdings Co. Ltd.(1)(2) (cost $0)	25,803

	Total Long-Term Investments (cost $226,514,903)	263,450,724

Shares

	SHORT-TERM INVESTMENT — 2.3%
	Money Market Fund(3) — 2.3%
6,405,492	Morgan Stanley USD Liquid Cash Reserve, 0.01% (cost $6,405,492)	6,405,492

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED — 3.6%
	Money Market Fund(3) — 3.6%
9,798,934	State Street Navigator Securities Lending Prime, 0.66% (cost $9,798,934)	$9,798,934

	Total Investments(4) — 102.2% (cost $242,719,329)	279,655,150
	Liabilities, in excess of cash and other assets — (2.2%)	(5,986,938)

	Net Assets — 100.0%	$273,668,212

Notes to Portfolio of Investments

The following abbrevation is used in the portfolio descriptions:
ADR — American Depositary Receipt.
(1)	All or a portion of the security is on loan. The aggregate market value of such securities is $8,891,854; cash collateral of
$9,798,934 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(2)	Non-income producing security.
(3)	Rates shown reflect yield at June 30, 2009.
(4)	As of June 30, 2009, 1 security representing $1,402,109 and 0.51% of net assets was fair valued in accordance with the policies adopted by the Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stock	$262,022,812	$—	$1,402,109
Money Market Funds	16,204,426	—	—
Rights	25,803	—	—

Total — Investments in Securities	$278,253,041	$—	$1,402,109
Other Financial Instruments	—	—	—

Total	$278,253,041	$—	$1,402,109

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/08	$2,012,851
Realized gain (loss)	(1,726,651)
Change in unrealized appreciation (depreciation)	1,935,333
Net purchases (sales)	(819,424)
Transfers in and/or out of Level 3	—

Balance as of 6/30/09	$1,402,109

See Notes to Financial Statements.

The Greater China Fund, Inc.

(Unaudited)

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments—	$25,803	—	$—

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2009:

For the six months ended June 30, 2009, the Fund did not have any realized gain or (loss) on derivatives recognized in income.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights
Equity contracts	($51,103)

The Greater China Fund, Inc.

Statement of Assets and Liabilities

June 30, 2009

(Unaudited)

Assets
Investments, at value (cost $232,920,395)*	$269,856,216
Investments of cash collateral from securities loaned (cost $9,798,934)	9,798,934
Foreign currency (cost $3,010,347)	3,018,260
Cash	57
Receivable for securities sold	4,339,732
Dividends and interest receivable	1,350,131
Prepaid assets	42,616

Total assets	288,405,946

Liabilities
Payable for cash collateral for securities loaned	9,798,934
Payable for securities purchased	4,100,844
Accrued expenses	310,933
Investment management fee payable	276,181
Professional services	205,880
Administration fee payable	44,962

Total liabilities	14,737,734

Net Assets	$273,668,212

Composition of Net Assets
Common stock, $0.001 par value; 22,765,665 shares issued and outstanding (100,000,000 shares authorized)	$22,766
Paid-in capital in excess of par	295,531,655

295,554,421
Undistributed net investment income	3,383,517
Accumulated net realized loss on investments and foreign currency transactions	(62,213,519)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	36,943,793

Net Assets	$273,668,212

Shares Outstanding	22,765,665

Net Asset Value Per Share	$12.02

*	Includes $8,891,854 of investments in securities on loan, at value.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2009

(Unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $235,237)	$3,611,888
Securities lending income, net	218,310
Interest income	29,132

Total investment income	3,859,330

Expenses
Investment management fees	1,344,296
Directors’ fees and expenses	277,000
Administration fees	215,861
Professional services	186,000
Custodian and accounting fees	99,000
Insurance expense	90,000
Reports and notices to shareholders	50,000
New York Stock Exchange listing fee	17,853
Transfer agent fees and expenses	8,000
Miscellaneous expenses	34,545

Total expenses	2,322,555

Net investment income	1,536,775

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(25,615,297)
Foreign currency transactions	(30,306)

(25,645,603)
Net change in unrealized appreciation (depreciation) of:
Investments	95,266,166
Foreign currencies	971

95,267,137
Net realized and unrealized gain (loss) on investments and foreign currency transactions	69,621,534

Net Increase in Net Assets From Investment Operations	$71,158,309

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008
Increase from Investment Operations
Net investment income	$1,536,775	$2,842,396
Net realized gain (loss) on:
Investments	(25,615,297)	(34,645,827)
Foreign currency transactions	(30,306)	(258,671)

	(25,645,603)	(34,904,498)
Net change in unrealized appreciation (depreciation) of:
Investments	95,266,166	(218,122,373)
Foreign currencies	971	(149,713)

	95,267,137	(218,272,086)

Total increase (decrease) from investment operations	71,158,309	(250,334,188)

Dividends and distributions to shareholders from:
Dividends paid from net investment income and net realized gain from foreign currency transactions	—	—
Distributions paid from net realized gains on investments	—	(112,074,762)

Total dividends and distributions to shareholders	—	(112,074,762)

Common Stock Transactions
Reinvestment of dividends resulting in issuance of common stock	—	78,435,996

Net increase (decrease) in net assets from capital stock transactions	—	78,435,996

Net increase (decrease) in net assets	71,158,309	(283,972,954)

Net Assets
Beginning of period	202,509,903	486,482,857

End of period (including undistributed net investment income of $3,383,517 and $1,846,742, respectively)	$273,668,212	$202,509,903

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1    Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Greater China Fund, Inc.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

The Fund may hold warrants or rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses on investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income and expenses are recorded on an accrual basis.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. Accordingly, such currency gain or loss is included in net realized gain or loss on investments. However, pursuant to U.S. federal tax regulations, the Fund does not isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of any foreign currency-denominated debt obligations; such amounts are categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currencies on the Statement of Operations. Net realized foreign currency gain or loss is treated as ordinary income (loss) for income tax reporting purposes.

Dividends and Distributions

Dividends and distributions are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax

The Greater China Fund, Inc.

regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains is accrued in accordance with the applicable jurisdiction’s tax rules and rates, which generally range between 0-20% of such income amounts.

Note 2    Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

Note 3    Investment Management and Administration Agreements

The Fund has an investment management agreement (“Investment Management Agreement”) with Baring Asset Management (Asia) Limited (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million.

Prudential Investments LLC (the “Administrator”), has an administration agreement (“Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Greater China Fund, Inc.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act.

Note 4    Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund’s lending agent is State Street Bank & Trust Company. For the six months ended June 30, 2009, the Fund earned $218,310 and State Street Bank & Trust Company earned $72,776 in compensation as the Fund’s lending agent.

Note 5    Purchases and Sales of Securities

For the six months ended June 30, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $151,154,372 and $153,157,284, respectively.

Note 6    Federal Tax Status

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation on a tax basis as of June 30, 2009 were as follows:

Tax Basis	Appreciation	(Depreciation)	Total Net Unrealized Appreciation
$246,103,804	$48,922,834	$(15,371,488)	$33,551,346

The difference between book basis and tax basis is attributable to deferred losses on wash sales.

As of December 31, 2008, the Fund had a capital loss carryforward for tax purposes of approximately $18,834,000 which expires in 2016.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s

The Greater China Fund, Inc.

financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7    Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. For the six months ended June 30, 2009, there were no transactions in shares of common stock. For the year ended December 31, 2008, the Fund issued 5,937,623 shares in connection with the Fund’s stock dividend.

Note 8    Subsequent Events

On August 18, 2009, the Fund declared a dividend of $0.082 per share of ordinary income. The dividend is payable on September 9, 2009 to shareholders of record on September 1, 2009. The ex-dividend date is August 28, 2009.

The Greater China Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the Six Months Ended June 30, 2009 (Unaudited)	For the Years Ended December 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$8.90	$28.91	$24.50	$14.93	$17.18	$16.57

Increase From Investment Operations
Net investment income	0.07	0.15 *	— **	0.13	0.19 *	0.20
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.05	(13.45)	17.55	12.09	1.47 *	0.96

Total from investment operations	3.12	(13.30)	17.55	12.22	1.66	1.16

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized gain from foreign currency transactions	—	—	(0.03)	(0.45)	(0.43)	(0.21)
Distributions from net realized gain	—	(6.66)	(13.11)	(2.20)	(2.25)	(0.34)

	—	(6.66)	(13.14)	(2.65)	(2.68)	(0.55)

Fund Share Transactions
Dilutive effect resulting from issuance of shares in stock dividend	—	(0.05)	—	—	—	—
Dilutive effect of rights offering	—	—	—	—	(1.04)	—
Offering costs charged to paid-in capital in excess of par	—	—	—	— **	(0.19)	—

Total of share transactions	—	(0.05)	—	—	(1.23)	—

Net asset value, end of period	$12.02	$8.90	$28.91	$24.50	$14.93	$17.18

Market value, end of period	$11.10	$8.32	$24.81	$31.48	$13.04	$15.75

Total Investment Return(1)	33.41%	(49.56)%	20.59%	168.90%	(0.72)%	(14.77)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$273,668	$202,510	$486,483	$411,539	$250,677	$216,434
Ratio of expenses to average net assets	2.15%	2.01%	1.62%	1.86%	2.09%	2.28%
Ratio of net investment income to average net assets	1.42%	0.93%	0.01%	0.66%	1.04%	1.17%
Portfolio turnover	71%	133%	85%	114%	140%	66%

*	Based on average shares outstanding.
**	Amount represents less than $0.005 per share.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total investment returns for periods less than a full year are not annualized.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless PNC Global Investment Servicing (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of

The Greater China Fund, Inc.

brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940–3027. For further information regarding the plan, you may also contact the transfer agent directly at 1–800–331–1710.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www.greaterchinafund.com or on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

Proxy Voting Policies, Procedures and Record

You may obtain a description of the Fund’s proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund’s website: http://www.greaterchinafund.com, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Annual Shareholders’ Meeting

The Fund’s annual meeting of shareholders was held on June 10, 2009. Shareholders voted to re-elect Mr. Jonathan J.K. Taylor as Class II Director and Mr. John A. Hawkins and Mr. Tak Lung Tsim as Class III Directors. The resulting vote count for each proposal is indicated below:

	For	Against	Withheld Authority
Election of Directors:

Mr. Jonathan J.K. Taylor	17,244,375	—	523,896

Mr. John A. Hawkins	17,230,593	—	537,678

Mr. Tak Lung Tsim	17,185,293	—	582,978

In addition to the above Directors, Mr. Edward Y. Baker, Mr. John A. Bult, and Mr. C. William Maher continue to serve as Directors of the Fund.

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

On May 21, 2009 the Board of Directors of the Fund approved the continuation of the Fund’s existing Investment Management Agreement with the Investment Manager until June 30, 2010. No stockholder approval was required to extend the Fund’s Investment Management Agreement.

The Board considered several factors in connection with its approval of extending the Fund’s existing Investment Management Agreement. The Board reviewed the nature, extent and quality of the management services provided by the Investment Manager and in connection therewith received a report from the Investment Manager detailing the scope of the Investment Manager’s operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that the Investment Manager provides to the Fund. The Investment Manager has acted as the Fund’s investment manager since 1992, which has afforded the Board significant and continuing opportunity to evaluate the services provided to the Fund by the Investment Manager. Based on its experience and familiarity with the Investment Manager and the foregoing review and analysis, the Board concluded that the Investment Manager provides high quality investment management services to the Fund.

The Board also considered the investment performance of the Fund and in connection therewith reviewed, among other items, a report that included a comparison of the Fund’s net asset value return over a one year, a three year and a five year period (in each case ending April 30, 2009) against the returns realized over comparable periods by four other United States listed, closed-end China region equity funds. The Fund was second of five over one year and first of five over three years and five years. The Board also reviewed the performance of the Fund’s net asset value and market price return between June 30, 2000 and March 31, 2009 against a benchmark index, the MSCI Zhong Hua (Free) Index. The Fund outperformed the MSCI Zhong Hua (Free) Index in both net asset value return and market price return over that period. Between June 30, 2000 and April 30, 2009 the Fund had a 164.84% net asset value return and a 260.36% market price return, while the MSCI Zhong Hua (Free) Index had a 57.79% return over the same period.

The Board also evaluated the management fees payable to the Investment Manager and the benefits realized by the Investment Manager from its management arrangements with the Fund. Specifically, the Board reviewed a detailed report prepared by the Investment Manager on the costs to the Investment Manager of providing management and other services to the Fund (for the purposes thereof management staff costs were allocated directly to the Fund and support, compliance and overhead costs were allocated among managed accounts on a percentage of assets basis) and the profit margin earned by the Investment Manager thereon. The Board found such profit margin to be

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

concluded

reasonable for the services provided. The Board also reviewed the management fees payable by other China region funds listed on the New York Stock Exchange (which averaged 1.05% for the 2008 fiscal year) and by other comparable accounts managed by the Investment Manager and its affiliates (the Investment Manager reported that two emerging market retail funds managed by it, including one China region fund, had fee rates of 1.25% and 1.50% of net assets, respectively). Finally, the Board considered (i) the fact that the Investment Manager benefits from its management agreement with the Fund through its receipt, pursuant to commission sharing arrangements, of research and other services from brokers who execute trades for the Fund and other accounts managed by the Investment Manager and (ii) the more extensive regulatory and compliance requirements that the Investment Manager is subject to in connection with a United States listed managed account like the Fund in comparison to its non-U.S. managed accounts and the costs that result therefrom.

Based upon these inputs, the Board determined that management fees at a rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million were reasonable for the management services the Investment Manager provides to the Fund based upon the current size of the Fund.

Item 2	–	Code of Ethics – Not required, as this is not an annual filing.

Item 3	–	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4	–	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

	(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	August 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Corris
Brian Corris
President and Principal Executive Officer

Date	August 24, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	August 24, 2009

*	Print the name and title of each signing officer under his or her signature.